UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): August 16, 2005


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       001-31756                13-1947195
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

 One Church Street, Suite 302, Rockville, MD                       20850
    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

Background

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on February 2, 2005 (the "Form 8-K"), on January 28, 2005, Argan, Inc. (the "Company") issued to MSR I SBIC, L.P., a Delaware limited partnership ("Investor") 129,032 shares (the "Initial Shares") of common stock, par value $0.15 per share ("Common Stock"), of the Company pursuant to a Subscription Agreement dated as of January 28, 2005 between the Company and Investor (the "Agreement") and also agreed to issue additional shares of Common Stock to Investor in accordance with the Agreement upon the earlier of (the "Condition")
(i) the Company's issuance of additional shares of Common Stock having an aggregate purchase price of at least $2,500,000 for a consideration per share less than the $7.75 per share, subject to certain exclusions; or (ii) July 31, 2005. The number of such additional shares to be issued to Investor could not be ascertained at the time of filing the Form 8-K.

Current Transaction

As of July 31, 2005, the Condition had not occurred. In accordance with the formula provided in the Agreement to calculate the number of additional shares to be issued, on August 16, 2005, the Company instructed the transfer agent to issue to Investor 95,321 shares of Common Stock of the Company pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      4.1 Subscription Agreement dated as of January 28, 2005 between Argan, Inc. and MSR I SBIC, L.P. (Incorporated by reference herein to Exhibit 4.1 to the Company's Current Report on Form 8-K dated January 28, 2005, filed on February 2, 2005).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2005                          ARGAN, INC.

                                               By: /s/ Rainer Bosselmann
                                                   -------------------------
                                                   Rainer Bosselmann
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

     Exhibit No.        Description
     -----------        -----------

      4.1 Subscription Agreement dated as of January 28, 2005 between Argan, Inc. and MSR I SBIC, L.P. (Incorporated by reference herein to Exhibit 4.1 to the Company's Current Report on Form 8-K dated January 28, 2005, filed on February 2, 2005).